Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LEPOTA INC. (the “Company”) on Form 10-K/A for the year ended July 31, 2016, for the year ended July 31, 2017, for the year ended July 31, 2018, for the year ended July 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,IURII IURTAEV , Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

January 09, 2020                                                          By:       S/                                       IURII IURTAEV

                                                                                   Name:                          IURII IURTAEV

                                                                                   Title:                           President and Chief Executive Officer and Chief Financial Officer